EXHIBIT 10.1


                                 FIRST AMENDMENT

                                       OF

                              ACQUISITION AGREEMENT

         This First Amendment of Acquisition Agreement is made as of this 8th day of July 1997, by and among Pan Am Corporation, a Florida corporation, CAL Acquisition Corporation, a Florida corporation, Air Holding Company, a Florida corporation, Carnival Air Lines, Inc., a Florida corporation, and the individuals whose names appear on the signature pages hereto.

                              W I T N E S S E T H :

         WHEREAS, the parties hereto have entered into that certain Acquisition Agreement dated as of March 20, 1997 (the "Acquisition Agreement"); and

         WHEREAS, the parties hereto desire to modify the Acquisition Agreement as hereinafter provided.

         NOW, THEREFORE, in consideration of the foregoing and the sum of Ten Dollars ($10.00) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Acquisition Agreement as follows:

         1. CAPITALIZED TERMS. Unless otherwise defined herein all capitalized terms used herein shall have the same meaning ascribed to such terms in the Acquisition Agreement.

         2. AMENDMENT. The parties agree to the following amendments to the Acquisition Agreement:

                  (a) The first sentence of Section 7.1  is amended to read in its entirety as follows:

                      "The consummation of the transactions contemplated by this Agreement (the "CLOSING") shall take place at the offices of Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A. as promptly as practicable and in any event within 15 days after the satisfaction or waiver of the conditions precedent to the obligations of the parties set forth in this Article VII (the "CLOSING DATE), or on such other date and at such other place as may be agreed to by the parties, but in no event beyond August 31, 1997."; and

                  (b) Section 7.5 shall be amended to read in its entirety as follows:

                         "7.5 TERMINATION. This Agreement and the transactions
                      contemplated hereby may be terminated prior to the
                      Closing: (i) at any time by mutual consent of the parties;
                      (ii) by either party if the Closing has not occurred on or prior to August 31, 1997 (the "Termination Date"), provided the failure of the Closing to occur by such date is not the result of the failure of the party seeking to terminate this Agreement to perform or fulfill any of its material obligations hereunder;
                      (iii) by AHC at any time in its sole discretion if any of the representations or warranties of Pan Am or Acquisition in this Agreement are not in all material respects true and accurate or if Pan Am or Acquisition breaches in any material respect any covenant contained in this Agreement, provided that if such misrepresentation or breach is curable, it is not cured following notice and a reasonable opportunity to cure, which shall in no event extend beyond the Termination Date or, if later, ten days after such notice of breach, or such other date as the parties may agree in writing; (iv) by Pan Am at any time in its sole discretion if any of the representations or warranties of AHC in this Agreement are not in all material respects true and accurate or if AHC or Carnival breaches in any material respect any covenant contained in this Agreement, provided that if such misrepresentation or breach is curable, it is not cured following notice and a reasonable opportunity to cure, which shall in no event extend beyond the Termination Date or, if later, ten days after such notice of breach, or such other date as the parties may agree in writing; (v) by AHC if the Average Price falls below $6.00 per share, provided that if this right to terminate is not exercised by AHC prior to the date the Proxy Statement is mailed to the shareholders of Pan Am, then such right to terminate shall be deemed to have been waived by AHC; and provided, further, that Pan Am shall provide AHC at least five business days prior notice of such mailing. If this Agreement is terminated pursuant to this SECTION 7.5, written notice thereof shall promptly be given by the party electing such termination to the other party and, subject to the expiration of the cure periods provided in clauses (iii) and (iv) above, if any, this Agreement shall terminate without further actions by the parties and no party shall have any further obligations under this Agreement; provided that any termination of this Agreement pursuant to this SECTION 7.5 shall not relieve any party from any liability for any breach or violation hereof. Notwithstanding the termination of this Agreement, the respective obligations of the parties under SECTIONS 5.3, 8.7, 8.10, 8.11, 8.12, 8.13, 8.14 AND 8.15
                      shall survive the termination of this Agreement."

         3. ENTIRE AGREEMENT. Except for the amendment set forth in Section 2 herein, the Agreement shall in all other respects remain in full force and effect. This First Amendment


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



together with the Acquisition Agreement, represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and cannot be amended, supplemented or modified except by an instrument in writing signed by the parties against whom enforcement for such amendment, supplement or modification is sought. In the event of an inconsistency between the terms of the Acquisition Agreement and the terms of this First Amendment, the terms of this First Amendment shall be controlling.

         4. COUNTERPARTS. This First Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

         5. GOVERNING LAW. This First Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Florida, both substantive and remedial.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the day and year first written above.

                                      CARNIVAL AIR LINES, INC.

                                      By:
                                         ------------------------------------
                                               Name:
                                                    -------------------------
                                               Title:
                                                    -------------------------

                                      Address:

                                                    -------------------------

                                                    -------------------------

                                                    -------------------------


                                      PAN AM CORPORATION

                                      By:
                                         ------------------------------------
                                               Name:
                                                    -------------------------
                                               Title:
                                                    -------------------------

                                      Address:

                                                    -------------------------

                                                    -------------------------

                                                    -------------------------


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



                                      AIR HOLDING COMPANY

                                      By:
                                         ------------------------------------
                                               Name:
                                                    -------------------------
                                               Title:
                                                    -------------------------

                                      Address:

                                                    -------------------------

                                                    -------------------------

                                                    -------------------------

                                      CAL ACQUISITION CORPORATION

                                      By:
                                         ------------------------------------
                                               Name:
                                                    -------------------------
                                               Title:
                                                    -------------------------

                                      Address:

                                                    -------------------------

                                                    -------------------------

                                                    -------------------------


                                           ----------------------------------
                                               MICKY ARISON

                                           ----------------------------------
                                               REUVEN WERTHEIM

                                           ----------------------------------
                                               A. DANIEL RATTI

                                SECOND AMENDMENT

                                       OF

                              ACQUISITION AGREEMENT

         This Second Amendment of Acquisition Agreement is made as of this 9th day of July 1997, by and among Pan Am Corporation, a Florida corporation, CAL Acquisition Corporation, a Florida corporation, Air Holding Company, a Florida corporation, Carnival Air Lines, Inc., a Florida corporation, and the individuals whose names appear on the signature pages hereof.

                              W I T N E S S E T H :

         WHEREAS, the parties hereto have entered into that certain Acquisition Agreement dated as of March 20, 1997, as heretofore amended (the "Acquisition Agreement"); and

         WHEREAS, the parties hereto desire to modify the Acquisition Agreement as hereinafter provided.

         NOW, THEREFORE, in consideration of the foregoing and the sum of Ten Dollars ($10.00) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Acquisition Agreement as follows:

         1. CAPITALIZED TERMS. Unless otherwise defined herein all capitalized terms used herein shall have the same meaning ascribed to such terms in the Acquisition Agreement.

         2. AMENDMENT. The parties agree to the following amendments to the Acquisition Agreement:

                  (a) SECTION 6.15.  Section 6.15 is hereby amended to read
                      in its entirety as follows:

                      "6.15 ADDITIONAL CAPITAL CONTRIBUTION. It is agreed and understood, as provided in SECTION 7.3(F) of this Agreement, that a condition to Carnival's and AHC's obligations to close the transaction contemplated hereby is the procurement of the release of Micky Arison's personal guaranty and AHC's limited recourse guaranty of that certain Amended and Restated Revolving Line of Credit Agreement, dated as of October 2, 1996 between Carnival Air Lines, Inc. and Barnett Bank of South Florida, N.A., a national banking association (the "REVOLVING LINE OF CREDIT"). Micky Arison hereby agrees that either he, a trust controlled by him or a trust of which he is a beneficiary (including, but not limited to the Micky Arison 1995 Air Holding Trust), will make a capital contribution of Thirty Million Dollars ($30,000,000) prior to the Closing (the "ADDITIONAL CAPITAL CONTRIBUTION") in exchange for 1,900,000 shares of Carnival Common

                      Stock. Micky Arison further agrees that either he, a trust controlled by him or a trust of which he is a beneficiary (including, but not limited to the Micky Arison 1995 Air Holding Trust), will take any and all additional actions which may be required (including the payment of money in addition to the Additional Capital Contribution) to discharge, pay in full and cancel the Revolving Line of Credit and to procure the release of his personal guaranty of the Revolving Line of Credit and the release of AHC's limited recourse guaranty. Notwithstanding the foregoing, Micky Arison shall remain personally liable and responsible for the taking of all actions and the making of all contributions which are required to be taken and made by him, a trust controlled by him or a trust of which he is a beneficiary (including, but not limited to the Micky Arison 1995 Air Holding Trust) under this Section
                      6.15. Nothing contained herein shall be deemed to in any way limit any other personal liability or obligation of Micky Arison otherwise set forth or undertaken in this Agreement."

                      (b) The first sentence of Section 7.1 is hereby amended to read in its entirety as follows:

                      "The consummation of the transactions contemplated by this Agreement (the "CLOSING") shall take place at the offices of Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A. as promptly as practicable and in any event within 15 days after the satisfaction or waiver of the conditions precedent to the obligations of the parties set forth in this Article VII (the "CLOSING DATE"), or on such other date and at such other place as may be agreed to by the parties, but in no event beyond August 31, 1997, as such date may be extended pursuant to the provisions of Section
                      7.5 hereof.";

                      (c) Section 7.2(a) shall be deleted in its entirety;

                      (d) Section 7.2(b) is hereby amended to read in its entirety as follows:

                         "NO ACTIONS. No judicial, administrative, regulatory decision, order or decree shall have been rendered, in either case, which enjoins, prohibits or materially restricts the consummation of the transactions contemplated by this Agreement.";

                      (e) Section 7.3(e) shall be deleted in its entirety;

                      (f) Section 7.4(c) shall be deleted in its entirety;

                      (g) Section 7.4(j) shall be amended to read in its entirety as follows:

                         "(j) CONTINUOUS OPERATION AS A SCHEDULED AIR CARRIER. Carnival shall have continuously operated as a scheduled air carrier through the Closing Date."; and

                      (h) Section 7.5 shall be amended to read in its entirety as follows:

                           "7.5 TERMINATION. This Agreement and the transactions
                      contemplated hereby may be terminated prior to the
                      Closing: (i) at any time by mutual consent of the parties;
                      (ii) by either party if the Closing has not occurred on or prior to August 31, 1997 (the "TERMINATION DATE"), provided the failure of the Closing to occur by such date is not the result of the failure of the party seeking to terminate this Agreement to perform or fulfill any of its material obligations hereunder and provided further that either party may automatically extend the Termination Date for an additional thirty day period by providing written notice to that effect to the other party on or prior to the Termination Date (the "EXTENDED TERMINATION DATE");
                      (iii) by AHC at any time in its sole discretion if any of the representations or warranties of Pan Am or Acquisition in this Agreement are not in all material respects true and accurate or if Pan Am or Acquisition breaches in any material respect any covenant contained in this Agreement, provided that if such misrepresentation or breach is curable, it is not cured following notice and a reasonable opportunity to cure, which shall in no event extend beyond the Extended Termination Date or, if later, ten days after such notice of breach, or such other date as the parties may agree in writing; or (iv) by Pan Am at any time in its sole discretion if any of the representations or warranties of AHC in this Agreement are not in all material respects true and accurate or if AHC or Carnival breaches in any material respect any covenant contained in this Agreement, provided that if such misrepresentation or breach is curable, it is not cured following notice and a reasonable opportunity to cure, which shall in no event extend beyond the Extended Termination Date or, if later, ten days after such notice of breach, or such other date as the parties may agree in writing. If this Agreement is terminated pursuant to this
                      SECTION 7.5, written notice thereof shall promptly be given by the party electing such termination to the other party and, subject to the expiration of the cure periods provided in clauses (iii) and (iv) above, if any, this Agreement shall terminate without further actions by the parties and no party shall have any further obligations under this Agreement; provided that any termination of this Agreement pursuant to this SECTION 7.5 shall not relieve any party from any liability for any breach or violation hereof. Notwithstanding the termination of this Agreement, the respective obligations of the parties under SECTIONS 5.3, 8.7, 8.10, 8.11, 8.12, 8.13, 8.14 AND 8.15
                      shall survive the termination of this Agreement."

         3. SECOND AMENDMENT CONDITIONED UPON CLOSING OF NATIONSBANK LOAN FACILITY. Notwithstanding any provisions contained herein to the contrary, this Second Amendment shall be of no force and effect unless and until the closing of that certain NationsBank $25,000,000 Revolving Bridge Facility as more particularly described in that certain Commitment Letter and Term Sheet dated July 8, 1997 by and among NationsBank, Carnival as borrower, Pan Am as guarantor and Micky Arison as guarantor.

         4. ENTIRE AGREEMENT. Except for the amendment set forth in Section 2 herein, the Agreement shall in all other respects remain in full force and effect. This Second Amendment together with the Acquisition Agreement, represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and cannot be amended, supplemented or modified except by an instrument in writing signed by the parties against whom enforcement for such amendment, supplement or modification is sought. In the event of an inconsistency between the terms of the Acquisition Agreement and the terms of this Second Amendment, the terms of this Second Amendment shall be controlling.

         5. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

         6. GOVERNING LAW. This Second Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Florida, both substantive and remedial.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed as of the day and year first written above.

                                      CARNIVAL AIR LINES, INC.

                                      By:
                                         ------------------------------------
                                               Name:
                                                    -------------------------
                                               Title:
                                                    -------------------------

                                      Address:

                                                    -------------------------

                                                    -------------------------

                                                    -------------------------


                                      PAN AM CORPORATION

                                      By:
                                         ------------------------------------
                                               Name:
                                                    -------------------------
                                               Title:
                                                    -------------------------

                                      Address:

                                                    -------------------------

                                                    -------------------------

                                                    -------------------------

                                      AIR HOLDING COMPANY

                                      By:
                                         ------------------------------------
                                               Name:
                                                    -------------------------
                                               Title:
                                                    -------------------------

                                      Address:

                                                    -------------------------

                                                    -------------------------

                                                    -------------------------

                                      CAL ACQUISITION CORPORATION

                                      By:
                                         ------------------------------------
                                               Name:
                                                    -------------------------
                                               Title:
                                                    -------------------------

                                      Address:

                                                    -------------------------

                                                    -------------------------

                                                    -------------------------


                                           ----------------------------------
                                               MICKY ARISON

                                           ----------------------------------
                                               REUVEN WERTHEIM

                                           ----------------------------------
                                               A. DANIEL RATTI


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